                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                           Entrust Technologies Inc.
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            (Exact name of registrant as specified in its charter)

             Maryland                                  62-1670648
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      (State of incorporation                         (IRS Employer
         or organization)                           Identification No.)


            2323 North Central Expressway, Richardson, Texas 75080
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           (Address of principal executive offices)      (Zip Code)

If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section 12(b)     class of securities pursuant to Section 12(g)
of the Exchange Act and is effective              of the Exchange Act and is effective
pursuant to General Instruction A.(c),            pursuant to General Instruction A.(d),
please check the following box.   [  ]            please check the following box.   [X]

Securities Act registration statement file number to which this form relates:  333-57275
                                                                               ---------
                                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                    Name of Each Exchange on Which
        to be so Registered                    Each Class is to be Registered
        -------------------                    ------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.01 par value per share
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                               (Title of Class)

Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-57275) is incorporated herein by reference.


Item 2:  Exhibits.
         --------

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Articles of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Amended and Restated Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Bylaws of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              Entrust Technologies Inc.



                              By:   /s/ John A. Ryan
                                    -------------------------------------
                                    John A. Ryan
                                    President and Chief Executive Officer

August 3, 1998


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